Exhibit 99.1

Hycroft Mining Holding Corp. 4300 Water Canyon Road Unit #1 Winnemucca, NV 89445 NEWS RELEASE

2024 Year-End Exploration Results

More High-grade at Brimstone

High-grade Gold at Bay Target

High-grade Silver at Manganese Target

WINNEMUCCA, NV, April 30, 2025 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces final drill results from its 2024 exploration program (the “Drill Program”) at the Hycroft Mine, located in Nevada, a Tier-1 mining jurisdiction. See Table 1 below for full drill results.

Webinar

For additional context on this news release, join President and CEO Diane R. Garrett and Alex Davidson, V.P. Exploration for a live webinar on Thursday, May 1st at 11:00 a.m. ET/ 8:00 a.m. PT. Click here to register.

Highlights from the 2024 Drill Program include:

●	Brimstone:
○	Most recent results (See highlights below) demonstrate continued high-grade silver at Brimstone with several intervals exceeding 1000 g/t silver
○	Drilled two of the best holes ever in Hycroft’s more than 40-year history
○	New high-grade silver dominant trend identified with multiple intervals exceeding 1000 g/t silver (see press releases on company website)
○	Brimstone remains open up-dip, down-dip and along strike
○	The drilling was successful in establishing continuity of the vein system and firmly established the high-grade Brimstone deposit is derived from an intermediate sulfidation system open at depth

●	Vortex:
○	Drilling identified new high-grade silver dominant trend
○	Vortex remains open both up and down dip as well as opportunities to improve vertical continuity
○	In previously reported drill hole H24D-6007 on the western extension of Vortex, high-grade gold was encountered intersecting 950 g/t silver and 4.78 g/t gold before the hole was lost. Textures observed in the core suggests the hole ended high in the system and the target remains open at depth

www.hycroftmining.com

Drilled two new exploration targets:

●	Manganese Target (See Figure 1 Map location below)
○	An oxide target that is situated one (1) km east of Vortex and 0.9 km southeast of Brimstone Drilling and within the permitted Plan of Operations
○	Identified oxide mineralization within 120 meters of the surface and holds potential for a heap leach opportunity
○	Manganese is considered an extension of the Vortex- Brimstone systems

●	Bay Target (See Figure 1 Map location below)
○	Situated at the north end of the resource footprint 3.1 km from Brimstone
○	Drilling the deeper extensions of the Bay deposit returned positive results revealing high-grade veins high in the system. Very high fluid flow from surface mapping and in drilling indicates strong target potential at depth

Completed three phases of Induced Polarity (IP) geophysics surveys covering 39.7 – line kilometers

Brimstone Drill Highlights:

●	H24D-6011:	53.3 meters of 218.92 g/t Ag and 0.26 g/t Au (3.09 AuEq)

Including:

●	25.3 meters of 401.50 g/t Ag and 0.28 g/t Au (5.51 g/t AuEq)
●	H24D-6012:	50.7 meters of 101.82 g/t Ag and 0.28 g/t Au (1.60 g/t AuEq)

Including:

●	6.2 meters of 282.25 g/t Ag and 0.23 g/t Au (3.87 g/t AuEq)
●	H24D-6019:	13.3 meters of 314.05 g/t Ag and 0.16 g/t Au (4.21 g/t AuEq)

Including:

●	6.0 meters of 591.73 g/t Ag and 0.15 g/t Au (7.78 g/t AuEq)

Bay Drill Highlights:

●	H24D-6014:	5.7 meters of 4.10 g/t Ag and 2.68 g/t Au (2.73 g/t AuEq)

Including:

●	2.2 meters of 4.74 g/t Ag and 4.91 g/t Au (4.97 g/t AuEq)

Manganese Drill Highlights:

●	H24E-6015:	7.6 meters of 293.51 g/t Ag and 0.81 g/t Au (4.59 g/t AuEq)

Including:

●	4.3 meters of 454.21 g/t Ag and 1.18 g/t Au (7.04 g/t AuEq)

10.3 meters of 86.08 g/t Ag and 0.61 g/t Au (1.72 g/t AuEq)

Including:

●	6.5meters of 131.15 g/t Ag and 0.72 g/t Au (2.41 g/t AuEq)

Diane Garrett, President and CEO commented: “We are very pleased with the results from the 2024 exploration program. We completed 9,058 meters of drilling, along with geophysics, geochemistry, and mapping campaigns. These results have significantly advanced our understanding of the mineralizing controls in the high-grade trends of Brimstone and Vortex, as well as generated high-grade potential in new exploration targets. The high-grade discoveries could potentially be a starter-mine for the Hycroft sulfide milling operation. Given the high commodity price environment and identification of new oxide (heap leach) target areas, the technical team at Hycroft is further assessing the potential opportunity of a start-up heap leach operation in advance of the milling operation.”

Alex Davidson, Vice President, Exploration commented: “The last of the 2024 drill results from Brimstone are back and demonstrate strong continuity of the high-grade veins, both up and down dip, and along strike. These very high-grade results in Brimstone coupled with the geochemistry, petrography, mapping and geophysics programs, confirm that Brimstone is the upper portion of an intermediate sulfidation system. This new understanding of Brimstone is a significant shift from the historical concept of the Hycroft system and has influenced how we will advance our exploration programs in the future. Furthermore, the work completed throughout 2024 has identified the presence of both structures and intrusives in the high-grade trends, which have not been modeled previously and will now be used to target high-grade mineralization.

On the north end of the property our updated exploration strategy led us to drill hole H24E-6014 in Bay which hit good high-grade veins. The vein textures indicate we are high in the system, opening strong target potential at depth. On the south end of the property a new target - Manganese - situated east of Vortex and southeast of Brimstone, yielded very positive results from drill hole H24E-6015, which clearly shows mineralization extending east beyond our current resource, with multiple high-grade oxide intercepts on low angle structures warranting further drilling.

Altogether, these exciting results continue to demonstrate that Hycroft is a world class deposit with significant exploration potential. The technical team continues to review all data from the 2024 exploration and drill program and together with additional information from geophysics and mapping, is identifying drill targets for the next exploration phase.”

Figure 1. Map Location

Table 1

	FROM	TO	INTERVAL	GRADE
Hole ID	(meters)	(meters)	(meters)	Ag (g/t)	Au (g/t)	AuEQ (g/t)
Brimstone
H24D-6011	109.3	119.0	9.8	8.14	0.81	0.91
	168.2	174.7	6.4	29.76	0.56	0.95
	246.3	260.2	13.9	311.41	0.31	4.33
Including	249.9	252.8	2.9	1211.32	0.27	15.89
	273.2	326.5	53.3	218.92	0.26	3.09
Including	289.0	314.4	25.3	401.50	0.28	5.51
Also Including	298.5	300.7	2.3	2210.81	0.29	28.80
Also Including	306.5	311.4	4.9	610.65	0.33	8.15

H24D-6012	37.3	37.8	0.4	4540.00	0.49	59.03
	65.8	66.8	0.9	4040.00	0.52	52.62
	284.0	325.2	41.2	7.28	0.39	0.48
Including	297.4	307.5	10.1	4.67	0.84	0.90
	354.6	405.4	50.7	101.82	0.28	1.60
Including	354.6	357.7	3.1	36.37	0.58	1.05
Including	366.3	372.6	6.2	282.25	0.23	3.87
Also Including	370.1	370.8	0.7	1185.00	0.12	15.40
Including	385.0	386.6	1.6	1156.86	0.09	15.01
Including	400.8	405.4	4.6	202.67	0.12	2.73
	419.1	421.5	2.4	103.52	0.24	1.57
Including	420.7	421.5	0.8	176.30	0.13	2.41

H24D-6017	312.6	332.5	20.0	70.02	0.45	1.36
Including	314.7	321.6	6.9	151.39	0.14	2.09

H24D-6019	148.0	155.0	6.9	9.76	0.98	1.10
	379.1	392.4	13.3	314.05	0.16	4.21
Including	379.1	385.1	6.0	591.73	0.15	7.78

H24D-6020	262.8	274.7	11.9	25.86	0.34	0.00
	320.4	349.2	28.8	320.7	0.32	4.46
Including	328.7	332.0	3.3	775.1	0.36	10.4
Including	335.6	341.3	5.7	642.40	0.48	8.77
Including	343.6	346.2	2.6	465.16	0.24	6.24

Vortex
H24D-6006	20.9	25.6	4.7	56.97	2.81	3.54
	19.6	31.3	11.7	31.50	1.38	1.79
	74.5	96.1	21.6	10.99	1.11	1.25
Including	74.5	79.2	4.8	8.60	0.91	1.02
Including	82.2	86.1	3.9	6.19	0.56	0.64
	279.7	280.1	0.4	581.00	0.15	7.64
	346.2	400.9	54.7	12.86	0.68	0.84
Including	351.8	355.1	3.3	9.29	2.19	2.31
Including	365.0	367.4	2.5	16.71	4.23	4.45
Including	373.3	375.3	2.0	16.13	1.05	1.25

H24D-6016	405.4	456.3	50.9	19.38	0.42	0.67
	472.3	518.0	45.7	15.57	0.49	0.69
	535.3	557.2	21.9	53.80	0.40	1.09

Bay
H24E-6013	0.0	55.5	55.5	3.00	0.45	0.48
Including	13.6	15.0	1.4	40.00	3.84	4.36

H24E-6014	9.0	14.7	5.7	4.10	2.68	2.73
Including	12.5	14.7	2.2	4.74	4.91	4.97

Manganese
H24E-6015	33.6	41.2	7.6	293.51	0.81	4.59
Including	33.6	37.9	4.3	454.21	1.18	7.04
	55.4	55.9	0.6	117.00	7.91	9.42
	115.5	125.8	10.3	86.08	0.61	1.72
Also Including	117.1	123.6	6.5	131.15	0.72	2.41
	168.0	173.9	5.9	6.03	0.46	0.53

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company developing the Hycroft Mine, among the world’s largest precious metals deposits located in northern Nevada, a Tier-One mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into the next phase of commercial operations for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to further expand the newly discovered high-grade dominant silver systems and unlock the full potential of this worldclass asset, including oxide leaching potential at Manganese.

For further information, please contact:

info@hycroftmining.com

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re- establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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